UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2007
SCHERING-PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-6571	22-1918501
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On December 20, 2007, Schering-Plough (Ireland) Company (“Schering-Plough”), Centocor, Inc, and CNA Development, LLC entered into an Amendment Agreement to a previous Distribution Agreement dated April 3, 1998 (the “Amended Distribution Agreement”). The Amended Distribution Agreement will, among other changes, extend the terms of Schering-Plough’s marketing rights to REMICADE and golimumab and modify the profit sharing terms to REMICADE and golimumab.
The foregoing description of the Amended Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Distribution Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference below.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Amendment Agreement to the Distribution Agreement, dated December 20, 2007, between Centocor, Inc., CNA Development, LLC, and Schering-Plough (Ireland) Company.*

99.1	Press Release, dated December 21, 2007, entitled “Centocor, Schering-Plough revise agreement covering Remicade, Golimumab”.
*Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Schering-Plough Corporation
By: /s/ Susan Ellen Wolf
Susan Ellen Wolf
Corporate Secretary,
Vice President — Corporate Governance and
Associate General Counsel
Date: December 21, 2007

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment Agreement to the Distribution Agreement, dated December 20, 2007, between Centocor, Inc., CNA Development, LLC, and Schering-Plough (Ireland) Company.*

99.1	Press Release, dated December 21, 2007, entitled “Centocor, Schering-Plough revise agreement covering Remicade, Golimumab”.
*Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.